Exhibit 10.179

LETTER OF AGREEMENT
SERVING AS ADDENDUM TO THE 1997 MEDICAL SERVICES AGREEMENT
BETWEEN BLUE CROSS OF CALIFORNIA AND
GATEWAY MEDICAL GROUP FOR
CALIFORNIACARE, BLUE CROSS PLUS AND
PERSONAL CALIFORNIACARE

This will serve as a confirmation letter in which Blue Cross of California (“BLUE CROSS”) has agreed to the following terms of the CaliforniaCare Medical Services Agreement between BLUE CROSS and GATEWAY MEDICAL GROUP (“PARTICIPATING MEDICAL GROUP”) effective January 1, 1997.

Article VIII, Enrollment Protection, is hereby deleted in its entirety and is replaced by the following:

A.                                                                                   BLUE CROSS and PARTICIPATING MEDICAL GROUP agree that PARTICIPATING MEDICAL GROUP shall assume full financial responsibility and liability for all Capitation Services. BLUE CROSS agrees to compensate PARTICIPATING MEDICAL GROUP *** per Member per month in addition to the Capitation due pursuant to the Capitation rates contained in this Agreement.

B.                                                                                     Prior to execution of this Agreement, PARTICIPATING MEDICAL GROUP shall provide to BLUE CROSS the following: (i) PARTICIPATING MEDICAL GROUP’s financial statement for its immediately preceding two (2) fiscal years; (ii) PARTICIPATING MEDICAL GROUP’s cumulative financial statements for the current fiscal year; and (iii) PARTICIPATING MEDICAL GROUP’s federal income tax returns for the immediately preceding two (2) years.

C.                                                                                     PARTICIPATING MEDICAL GROUP shall provide to BLUE CROSS evidence of coverage or reinsurance for professional services stop-loss with a carrier or self-insurance program acceptable to BLUE CROSS, within thirty (30) days of execution of this Agreement.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

Letter of Agreement between BLUE CROSS
and PARTICIPATING MEDICAL GROUP

Exhibit G, Section II,                                     Item E of this section is amended to read:

Total claims for Out-of-Network Expenses rendered to any single BLUE CROSS PLUS Member during the calendar year shall be limited to ***, or thirty five thousand dollars ***

Upon acceptance of the parties, this letter, as of the effective date, shall become part of the Medical Services Agreement.

BLUE CROSS OF CALIFORNIA		PARTICIPATING MEDICAL GROUP

Signature:	/s/ Ferial Bahremand	Signature:	/s/ Raj Takhar

Name :	Ferial Bahremand	Name :	RAJ TAKHAR

Title:	Vice President	Title:	COO
Network Development & Management

Date:	2/7/97	Date:	11-26-96